          As filed with the Securities and Exchange Commission on April 24, 1997
                                                           Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                            ----------------------

                         RATIONAL SOFTWARE CORPORATION
                         (FORMERLY VERDIX CORPORATION)
            (Exact name of Registrant as specified in its charter)

Delaware                                                          54-1217099
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                           Identification Number)

                           ----------------------
                          2800 San Tomas Expressway
                         Santa Clara, California 95051
                                (408) 496-3600
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                           ----------------------

               PERFORMANCE AWARENESS CORPORATION 1997 STOCK PLAN
                 RATIONAL SOFTWARE CORPORATION 1997 STOCK PLAN
                            (Full title of the Plan)
                           ----------------------

                                ROBERT T. BOND
                            SENIOR VICE PRESIDENT,
                           CHIEF OPERATING OFFICER,
                     CHIEF FINANCIAL OFFICER AND SECRETARY
                               RATIONAL SOFTWARE
                                  CORPORATION
                           2800 SAN TOMAS EXPRESSWAY
                        SANTA CLARA, CALIFORNIA  95051
                                (408) 496-3600
                      (Name, address, including zip code,
                     and telephone number, including area
                          code, of agent for service)
                           ----------------------

                                   Copy to:

                           Gail Clayton Husick, Esq.
                          Martin A. Wellington, Esq.
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                              Palo Alto, CA 94304
                                (415) 493-9300
                           ----------------------

                        CALCULATION OF REGISTRATION FEE

========================================================================================================
                                                                 PROPOSED      PROPOSED
                                                                 MAXIMUM       MAXIMUM
TITLE OF EACH CLASS                             AMOUNT           OFFERING     AGGREGATE       AMOUNT OF
OF SECURITIES TO                                TO BE             PRICE        OFFERING     REGISTRATION
BE REGISTERED                                 REGISTERED        PER SHARE(1)     PRICE         FEE(2)
--------------------------------------------------------------------------------------------------------

Common Stock, $.01 Par Value
   Performance Awareness Corporation
   1997 Stock Plan                        250,000  shares      $  14.945      $3,736,250   $      1,133

   Rational Software Corporation
   1997 Stock Plan                      3,058,229  shares(3)          --              --             --
   (previously registered under
    Rational Software Corporation
    1994 Stock Option Plan) (3)
========================================================================================================

(1) All options under the Performance Awareness Corporation 1997 Stock Plan are exercisable for shares of the Company's Common Stock at the exercise price of $14.945 per share.
(2) Rounded up to the nearest dollar.
(3) The Rational Software Corporation 1997 Stock Plan allows for the issuance of shares of Common Stock previously reserved and available under the Rational Software Corporation 1994 Stock Option Plan (the "1994 Plan Shares"). The Company registered 800,000 1994 Plan Shares on a Registration Statement on Form S-8 (File No. 333-22687) on March 4, 1997. In the future additional 1994 Plan Shares may become available pursuant to option lapses, terminations and returns. For this reason the Company is registering hereon an additional 3,058,229 1994 Plan Shares which includes (i) all of the shares of common stock reserved under the 1994 Stock Option Plan either subject to currently outstanding options or rolled over to the 1997 Plan pursuant to option returns, lapses and expirations, (ii) less the 800,000 shares registered on File No. 333-22687. All of the 1994 Plan Shares Registered hereon (and all of the 1994 Plan Shares registered on File No. 333-22687) have been previously registered on a Registration Statement on Form S-8 (File No. 333-15015) and a registration fee was paid according to Rule 457(c) upon the filing of such registration statement. Accordingly, the 1994 Plan Shares registered hereon are not included for the purpose calculating the registration fee.
===============================================================================

                         RATIONAL SOFTWARE CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

        There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Annual Report on Form 10-K for the year ended March 31, 1996, as amended, filed with the Commission.

          (b) The Registrant's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1996, September 30, 1996, and December 31, 1996, filed with the Commission.

        The Registrant's Current Reports on Form 8-K dated October 2, 1996, October 3, 1996, as amended, December 6, 1996, February 27, 1997, April 9, 1997, and April 14, 1997 filed with the Commission.

          (c) The description of the Registrant's Common Stock contained in the Registration Statement on Form S-4 (File No. 333-19669) initially filed by the Registrant with the Commission on January 13, 1997, and any amendment or report filed hereafter for the purpose of updating such description.

        Item 1 of Registrant's Form 8-A dated May 25, 1984 as amended on Form 8-A/A dated May 25, 1995, filed with the Commission.

        The Company hereby incorporates by reference in this Registration Statement the contents of the Company's Registration Statements on Form S-8 (Registration Nos. 33-77382, 33-85906, 33-97044, 333-15015, 333-15007 and 333-
22687).

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. The Registrant's Certificate of Incorporation, as amended, and Bylaws, as amended provide for indemnification of its officers, directors, employees and other agents to the maximum extent permitted by the Delaware Law. In addition, the Registrant has entered into Indemnification Agreements with its officers and directors.

Item 7.  Exemption from Registration Claims.
         ----------------------------------

         Not applicable.


Item 8.      Exhibits
             --------

        Exhibit
        Number       Description

        4.1          Performance Awareness Corporation 1997 Stock Plan
        4.2 Rational Software Corporation 1997 Stock Plan is incorporated herein by reference to the Registration Statement on Form S-8 (File No. 333-22687) filed with the Commission on March 4, 1997.
        5.1 Opinion of Wilson Sonsini Goodrich & Rosati, P.C. with respect to the securities being registered
        23.1         Consent of Ernst & Young LLP, Independent Auditors
        23.2         Consent of Counsel (contained in Exhibit 5.1)
        24.1         Power of Attorney (see page II-4)

Item 9.  Undertakings
         ------------

        (a) Rule 415 Offering.  The undersigned registrant hereby undertakes:
            -----------------

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply
        --------  -------
if the registration statement is on Form S-3 ((S)239.13 of this chapter) or Form S-8 ((S)239.16(b) of this chapter), and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Delaware General Corporations Law, the Certificate of Incorporation of the Registrant, the Bylaws of the Registrant, Indemnification Agreements entered into between the Registrant and its officers and directors, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on April 21, 1997.

                                       RATIONAL SOFTWARE CORPORATION



                                       By:  /s/ Robert T. Bond
                                            ------------------
                                       Robert T. Bond
                                       Senior Vice President,
                                       Chief Operating Officer,
                                       Chief Financial Officer and Secretary


                               POWER OF ATTORNEY

     KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Levy and Robert T. Bond and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Date:  April 21, 1997        /s/ Michael T. Devlin
                             -----------------------------------------
                             Michael T. Devlin, President and Director


Date:  April 21, 1997        /s/ Paul D. Levy
                             -----------------------------------------
                             Paul D. Levy, Chairman of the Board
                             and Chief Executive Officer

Date:  April 21, 1997        /s/ Robert T. Bond
                             -----------------------------------------
                             Robert T. Bond, Senior Vice
                             President, Chief Operating Officer,
                             Chief Financial Officer and Secretary

Date:  April 21, 1997        /s/ James S. Campbell
                             -----------------------------------------
                             James S. Campbell, Director

Date:  April 21, 1997        /s/ Daniel H. Case III
                             -----------------------------------------
                             Daniel H. Case III, Director

Date:  April 21, 1997        /s/ Leslie G. Denend
                             -----------------------------------------
                             Leslie G. Denend, Director

Date:  April 21, 1997                    /s/ John E. Montague
                                         --------------------------------------
                                         John E. Montague, Director

Date:  April 21, 1997                    /s/ Allison R. Schleicher
                                         --------------------------------------
                                         Allison R. Schleicher, Director

Date:  April 21, 1997                    /s/ Timothy A. Brennan
                                         --------------------------------------
                                         Timothy A. Brennan, Vice President,
                                         Finance and Administration (Principal
                                         Accounting Officer)